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        [LETTERHEAD OF AUSA LIFE INSURANCE COMPANY, INC. APPEARS HERE]


March 10, 1998



VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Endeavor Variable Annuity Account
     File No. 811-8750, CIK 0000929519
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Endeavor Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Endeavor Series Trust and WRL Series Fund, Inc.. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on March 3, 1998, Endeavor Series Trust filed its annual report with the Commission via EDGAR (CIK: 847254), and on February 20, 1998, WRL Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 778207). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

AUSA Life Insurance Company, Inc.

/s/ Frank A. Camp
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Frank A. Camp
Division General Counsel
Financial Markets Division